SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 5, 2001



                                  AZUREL, LTD.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                    0-22809                    13-3842844
         --------                   ---------                  ----------
(State or other jurisdiction (Commission File Number)        (IRS Employer
    of incorporation)                                     Identification No.)
==========================  ========================== ========================


               12 Gardner Road, Fairfield, New Jersey  07007
                ---------------------------------------------
             (Address of principal executive offices) (Zip Code)



     Registrant's telephone number, including area code: (973) 575-9500
     ------------------------------------------------------------------



                                NOT APPLICABLE
                                ---------------
        (Former name or former address, if changed since last report)

Item 3. Bankruptcy or Receivership.

     On February 2, 2001, Azurel, Ltd., a Delaware corporation ("Azurel"), filed for protection pursuant to Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of New Jersey in Newark, New Jersey. Azurel will be a debtor in possession in the proceeding that is captioned In re Azurel, Ltd., Debtor (Case No. 01-31034/NLW) and its operation of the business shall be subject to the supervision and orders of the Bankruptcy Court.

     A copy of the press release dated February 5, 2001 is attached to this current Report on Form 8-K as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          c) Exhibits
             --------

                99.1 Press Release dated February 5, 2001.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AZUREL, LTD.
                                          (Registrant)


Dated:  February 5, 2001                    By: /s/ Edward Adamcik
                                              ---------------------
                                                    Edward Adamcik
                                                    CFO

                              INDEX TO EXHIBITS


Exhibit No.
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99.1  Press Release dated February 5, 2001.